EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the use of our reports and references to our Firm included in Horizon PCS, Inc.'s registration statement (No. 333-51240) on Form S-1.

                                                    /s/  Arthur Andersen LLP

January 28, 2002
Columbus, Ohio

1426426